UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 IR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 1, 2004


                            MAXUS REALTY TRUST, INC.
                          -- -------------------------
        (Exact name of small business issuer as specified in its charter)

                                    000-13754
                                    ---------
                            (Commission file number)

          Missouri                                      43-1339136
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

104 Armour, North Kansas City, Missouri                     64116
---------------------------------------     ------------------------------------
(Address of principal executive offices)                 (Zip Code)

Trust's telephone number, including area code        (816) 303-4500
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends Item 7 of the Registrant's Current Report on Form 8-K dated September 1, 2004 and filed September 8, 2004, regarding the completion of its acquisition of two apartment complexes located in Mississippi. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired

            Report of Independent Registered Public Accounting Firm (Arbor Gate)

            Statements of Revenue and Certain Expenses (as defined - Note 2) for the year ended December 31, 2003 and six months ended June 30, 2004 (Arbor Gate)

            Notes to the Statements of Revenue and Certain Expenses (Arbor Gate)

            Report of Independent Registered Public Accounting Firm (Waverly)

            Statements of Revenue and Certain Expenses (as defined - Note 2) for the year ended December 31, 2003 and six months ended June 30, 2004 (Waverly)

            Notes to the Statements of Revenue and Certain Expenses (Waverly)

(b)     Pro Forma Financial Information

            Unaudited Pro Forma Funds from Operations for the Six-Month Period Ended June 30, 2004 and the Year Ended December 31, 2003

            Unaudited Pro Forma Statements of Operations for the Six-Month Period Ended June 30, 2004 and the Year Ended December 31, 2003

            Unaudited Pro Forma Balance Sheet as of June 30, 2004

            Unaudited Notes to Pro Forma Information

            Management's Discussion and Analysis of Arbor Gate and Waverly Apartments

(c)      Exhibits

            None




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Maxus Realty Trust, Inc.

Date: November 11, 2004                 By:
              ----                          /s/ David L. Johnson
                                            --------------------
                                            David L. Johnson,
                                            Chairman of the Board, President and
                                            Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Maxus Realty Trust, Inc.

We have audited the accompanying statement of revenue and certain expenses (as defined - note 2) of Maxus Realty Trust, Inc.'s Arbor Gate Apartments for the year ended December 31, 2003. This financial statement is the responsibility of Maxus Realty Trust, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc., as described in Note 2 to the financial statement. It is not intended to be a complete presentation of Arbor Gate Apartment's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined - note 2) of Arbor Gate Apartments for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

KPMG LLP

October 26, 2004

                              ARBOR GATE APARTMENTS
        STATEMENTS OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2)
     FOR THE YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004


                                                        December 31, 2003         June 30, 2004
                                                                                   (Unaudited)
                                                            ---------               ---------

   Revenue:                                             $     567,000                 310,000
                                                            ---------               ---------

   Operating expenses:
     Repairs and maintenance                                   89,000                  25,000
     Real estate taxes                                         50,000                  25,000
     Utilities                                                 46,000                  17,000
     Management fees                                           29,000                  13,000
     Insurance                                                 64,000                  32,000
     Property overhead                                         82,000                  28,000
     Other operating expenses                                  33,000                  17,000
                                                            ---------               ---------

             Total operating expenses                         393,000                 157,000
                                                            ---------               ---------

             Operating income (as defined - Note 2)     $     174,000                 153,000
                                                            =========               =========


   See accompanying notes to this statement of revenue and certain expenses.



                              ARBOR GATE APARTMENTS
             NOTES TO THE STATEMENTS OF REVENUE AND CERTAIN EXPENSES
   YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

1. ACQUISITION OF ARBOR GATE APARTMENTS:

Arbor Gate Apartments ("Arbor Gate") is a 120-unit apartment complex located at 100 Arbor Gate Drive, Picayune, Mississippi. Arbor Gate was purchased by Arbor Gate Acquisition, L.L.C., a newly-formed, wholly-owned subsidiary of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for an allocated purchase price of $3,948,000 on September 1, 2004, from an unrelated third party, LB 100 Arbor Gate Circle, LLC. A portion of the purchase price was financed with a new mortgage loan of $3,080,000, which bears interest at a variable rate capped at 6.25%, and is due and payable on September 1, 2011. The remainder of the purchase price, funding of escrows, and various expenses incurred in conjunction with the sale, were paid with cash of approximately $1,028,000.

2. BASIS OF PRESENTATION:

The statement of revenue and certain expenses has been prepared on the accrual basis of accounting. The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of the Registrant. The statement of revenue and certain expenses is not intended to be a complete presentation of the revenues and expenses of Arbor Gate for the year ended December 31, 2003 and the six months ended June 30, 2004.

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of Arbor Gate. Excluded expenses include mortgage interest, mortgage insurance premium and depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3. REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases.

Included in other revenue is non-rental income such as interest income, application fees, damage charges, and late fees.

4. USE OF ESTIMATES:

Management of MRTI has made a number of estimates and assumptions relating to the reporting of revenues and certain expenses and the disclosure of contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

5. RELATED PARTY TRANSACTIONS:

At the closing, Arbor Gate and Waverly Apartments (an apartment complex purchased in the same transaction as Arbor Gate), collectively paid a broker's fee of $141,000, $70,500 of which was paid to an unrelated third party and $70,500 of which was paid to DLJ Enterprises, Inc. ("DLJ"). David L. Johnson, the Registrant's chief executive officer and current trustee is the principal owner and President of DLJ. Maxus Properties, Inc., an affiliate of the Registrant, will provide property management services for Arbor Gate.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Maxus Realty Trust, Inc.

We have audited the accompanying statement of revenue and certain expenses (as defined - note 2) of Maxus Realty Trust, Inc.'s Waverly Apartments for the year ended December 31, 2003. This financial statement is the responsibility of Maxus Realty Trust, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc., as described in Note 2 to the financial statement. It is not intended to be a complete presentation of Waverly Apartment's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined - note 2) of Waverly Apartments for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

KPMG LLP

October 26, 2004

                               WAVERLY APARTMENTS
        STATEMENTS OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2)
     FOR THE YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004


                                                        December 31, 2003         June 30, 2004
                                                                                   (Unaudited)
                                                            ---------               ---------

   Revenue:                                               $   819,000                 418,000
                                                            ---------               ---------

   Operating expenses:
     Repairs and maintenance                                   65,000                  26,000
     Real estate taxes                                         92,000                  46,000
     Utilities                                                 96,000                  42,000
     Management fees                                           43,000                  16,000
     Insurance                                                 69,000                  34,000
     Property overhead                                         77,000                  32,000
     Other operating expenses                                  39,000                  12,000
                                                            ---------               ---------

               Total operating expenses                       481,000                 208,000
                                                            ---------               ---------

               Operating income (as defined - Note 2)     $   338,000                 210,000
                                                            =========               =========


   See accompanying notes to this statement of revenue and certain expenses.

                               WAVERLY APARTMENTS
             NOTES TO THE STATEMENTS OF REVENUE AND CERTAIN EXPENSES
   YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

1. ACQUISITION OF WAVERLY APARTMENTS:

Waverly  Apartments  ("Waverly") is a 128-unit  apartment complex located at 100
Waverly Drive, Bay St. Louis, Mississippi. Waverly was purchased by Waverly Acquisition, L.L.C., a newly-formed, wholly-owned subsidiary of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for an allocated purchase price of $5,452,000 on September 1, 2004, from an unrelated third party, LB 100 Waverly Drive, LLC. A portion of the purchase price was financed with a new mortgage loan of $4,250,000, which bears interest at a variable rate capped at 6.25%, and is due and payable on September 1, 2011. The remainder of the purchase price, funding of escrows, and various expenses incurred in conjunction with the sale, were paid with cash of approximately $1,380,000.

2. BASIS OF PRESENTATION:

The statement of revenue and certain expenses has been prepared on the accrual basis of accounting. The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of the Registrant. The statement of revenue and certain expenses is not intended to be a complete presentation of the revenues and expenses of Waverly for the year ended December 31, 2003 and the six months ended June 30, 2004.

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of Waverly. Excluded expenses include mortgage interest, mortgage insurance premium, depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3. REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. Other sources of revenue are non-rental income such as interest income, application fees, damage charges, and late fees.

4. USE OF ESTIMATES:

Management of MRTI has made a number of estimates and assumptions relating to the reporting of revenues and certain expenses and the disclosure of contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

5. RELATED PARTY TRANSACTIONS:

At the closing, Waverly and Arbor Gate (an apartment complex purchased in the same transaction) collectively paid a broker's fee of $141,000, $70,500 of which was paid to an unrelated third party and $70,500 of which was paid to DLJ Enterprises, Inc. ("DLJ"). David L. Johnson, the Registrant's chief executive officer and current trustee is the principal owner and President of DLJ. Maxus Properties, Inc., an affiliate of the Registrant will provide property management services for Waverly.

                            MAXUS REALTY TRUST, INC.
                         PRO FORMA FUNDS FROM OPERATIONS
 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 AND YEAR ENDED DECEMBER 31, 2003
                                  (UNAUDITED)

The following unaudited pro forma information presents the funds generated by the operations of MRTI as if MRTI had acquired Waverly and Arbor Gate and sold the ACI Building as of January 1, 2003. This pro forma information does not purport to represent operations of MRTI or Waverly and Arbor Gate, nor does it purport to represent actual or expected operating results of MRTI or Waverly and Arbor Gate for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

FUNDS FROM OPERATIONS

The white paper on Funds from Operations approved by the board of governors of NAREIT defines Funds from Operations as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus property related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect Funds from Operations on the same basis. In 1999, NAREIT clarified the definition of Funds from Operations to include non-recurring events, except for those that are defined as "extraordinary items" under GAAP and gains and losses from sales of depreciable operating property. In 2002, NAREIT clarified that Funds from Operations related to assets held for sale, sold or otherwise transferred and included in results of discontinued operations should continue to be included in consolidated Funds from Operations.

The Registrant computes Funds from Operations in accordance with the guidelines established by the white paper, which may differ from the methodology for calculating Funds from Operations utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. Funds from Operations do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, distributions or other commitments and uncertainties. Funds from Operations should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Registrant's financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Registrant's liquidity, nor is it indicative of funds available to fund the Registrant's cash needs including its ability to make distributions. The Registrant believes Funds from Operations is helpful to investors as a measure of the performance of the Registrant because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of the ability of the Registrant to incur and service debt and make capital expenditures. In the table below, revenue, expenses, net income and property related depreciation and amortization were determined in accordance with GAAP. The addition of property related depreciation and amortization to, and the elimination of the loss on sale from, net income results in Funds from Operations, which is not determined in accordance with GAAP.

For the six months ended June 30, 2004


                                       MRTI           Pro Forma         Pro Forma         Pro Forma      Pro Forma
                                    Historical       Adjustments       Adjustment        Adjustments      Amounts
                                      Amount        Acquisition of   Acquisition of     Sale of the
                                                      Arbor Gate         Waverly        ACI Building
                                    --------          --------          --------          --------        --------

Net income (loss)                 $  (90,000)           15,000            18,000          (80,000)       (137,000)
Property related depreciation
    and amortization (1)             707,000            84,000           116,000         (101,000)        806,000
                                    --------          --------         ---------         --------        --------
Funds from operations             $  617,000            99,000           134,000         (181,000)        669,000
                                    ========          ========         =========         ========        ========



For the year ended December 31, 2003


                                       MRTI           Pro Forma        Pro Forma          Pro Forma      Pro Forma
                                    Historical       Adjustments      Adjustments        Adjustments      Amounts
                                      Amount        Acquisition of   Acquisition of      Sale of the
                                                      Arbor Gate        Waverly         ACI Building
                                    ----------       ----------       ----------         ----------     ----------

Net income (loss)                 $   (203,000)        (101,000)        (42,000)          (196,000)       (542,000)
Property related depreciation
    and amortization                 1,441,000          168,000         233,000           (203,000)      1,639,000
Loss on sale of Atrium                  26,000              ---             ---                ---          26,000
                                    ----------       ----------       ----------         ----------     ----------

Funds from Operations             $  1,264,000           67,000          191,000          (399,000)      1,123,000
                                    ==========       ==========       ==========         ==========     ==========











              The remainder of this page left blank intentionally.

                            MAXUS REALTY TRUST, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 AND YEAR ENDED DECEMBER 31, 2003
                                  (UNAUDITED)


The following unaudited pro forma statements of operations presents the operations of MRTI as if MRTI had acquired Arbor Gate and Waverly, and sold the ACI building, as of January 1, 2003. This pro forma information does not purport to represent operations of MRTI or Arbor Gate and Waverly, nor does it purport to represent actual or expected operating results of MRTI or Arbor Gate and Waverly for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

The unaudited pro forma statements of operations should be read in conjunction with, and are qualified in their entirety by, the historical statements of operations of Arbor Gate and Waverly included in this Form 8-K/A.

Six months ended June 30, 2004


                                             MRTI       Pro Forma       Pro Forma        Pro Forma        Pro Forma
                                          Historical   Adjustments     Adjustments      Adjustments        Amounts
                                            Amount    Acquisition of  Acquisition of    Sale of the
                                                       Arbor Gate        Waverly        ACI Building
                                         ----------     ---------       ----------       ----------       ----------

Revenue:                               $  3,146,000       310,000          418,000         (468,000)       3,406,000
                                         ----------     ---------       ----------       ----------       ----------

Operating Expenses:
   Depreciation and amortization            742,000        86,000          118,000         (121,000)         825,000
   Repairs and maintenance                  357,000        25,000           26,000              ---          408,000
   Real estate taxes                        220,000        25,000           46,000          (57,000)         234,000
   General and administrative               187,000           ---             ----              ---          187,000
   Utilities                                200,000        17,000           42,000              ---          259,000
   Property management fees                 147,000        15,000           21,000          (17,000)         166,000
   Other operating expenses                 634,000        77,000           78,000          (11,000)         778,000
                                         ----------    ----------       ----------       ----------       ----------

           Total operating expenses       2,487,000       245,000          331,000         (206,000)       2,857,000
                                         ----------    ----------       ----------       ----------       ----------

       Net operating income            $    659,000        65,000           87,000         (262,000)         549,000
                                         ==========    ==========       ==========       ==========       ==========

Interest income                              (7,000)          ---              ---              ---           (7,000)
Interest expense                            756,000        50,000           69,000         (182,000)         693,000
                                         ----------    ----------       ----------       ----------       ----------

Net income (loss)                           (90,000)       15,000           18,000          (80,000)        (137,000)
                                         ==========    ==========       ==========       ==========       ==========

Per share data (basic and diluted):
Net income (loss)                      $       (.07)          .01              .01             (.06)            (.11)
                                         ==========    ==========       ==========       ==========       ==========

Weighted average shares outstanding       1,246,000     1,246,000        1,246,000        1,246,000        1,246,000
                                         ==========    ==========       ==========       ==========       ==========



Year ended December 31, 2003

                                            MRTI        Pro Forma         Pro Forma        Pro Forma      Pro Forma
                                         Historical    Adjustments       Adjustments      Adjustments      Amounts
                                           Amount     Acquisition of    Acquisition of      Sale of
                                                        Arbor Gate         Waverly       ACI Building
                                         ----------     ----------       ----------       ----------     ----------

Revenue:                              $    5,990,000        567,000          819,000         (954,000)     6,422,000
                                         ----------     ----------       ----------       ----------     ----------

Operating Expenses:
   Depreciation and amortization          1,406,000        171,000          237,000         (243,000)     1,571,000
   Repairs and maintenance                  676,000         89,000           65,000              ---        830,000
   Real estate taxes                        420,000         50,000           92,000         (110,000)       452,000
   General and administrative               339,000           ----             ----              ---        339,000
   Utilities                                362,000         46,000           96,000           (1,000)       503,000
   Property management fees                 283,000         29,000           43,000          (33,000)       322,000
   Other operating expenses               1,083,000        179,000          185,000           (4,000)     1,443,000
                                         ----------     ----------       ----------       ----------     ----------

           Total operating expenses       4,569,000        564,000          718,000         (391,000)     5,460,000
                                         ----------     ----------       ----------       ----------     ----------

       Net operating income           $   1,421,000          3,000          101,000         (563,000)       962,000
                                         ==========     ==========       ==========       ==========     ==========

Interest income                             (24,000)           ---              ---              ---        (24,000)
Interest expense                          1,639,000        104,000          143,000         (367,000)     1,519,000
                                         ----------     ----------       ----------       ----------     ----------
Net loss                                   (194,000)      (101,000)         (42,000)        (196,000)      (533,000)
                                         ==========     ==========       ==========       ==========     ==========

Per share data (basic and diluted):
Net loss                              $        (.16)          (.08)            (.03)           (0.16)          (.43)
                                         ==========     ==========       ==========       ==========     ==========

Weighted average shares outstanding       1,235,000      1,235,000        1,235,000        1,235,000      1,235,000
                                         ==========     ==========       ==========       ==========     ==========

                            MAXUS REALTY TRUST, INC.
                             PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

The following unaudited pro forma information presents the balance sheet of MRTI as if MRTI had acquired Arbor Gate and Waverly and sold the ACI Building as of June 30, 2004. This pro forma information does not purport to represent balances of MRTI or Arbor Gate and Waverly, nor does it purport to represent actual or expected balances of MRTI or Arbor Gate and Waverly for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.


                                           MRTI         Pro Forma        Pro Forma        Pro Forma      Pro Forma
                                        Historical     Adjustments      Adjustments      Adjustments      Amounts
                                         Amounts      Acquisition of   Acquisition of    Sale of the
                                                        Arbor Gate        Waverly       ACI Building
                                        ----------      ----------      ----------       ----------      ----------
ASSETS:
Investment property
Land                                $    2,335,000        120,000          128,000       (1,228,000)      1,355,000
Buildings and improvement               32,684,000      3,717,000        5,139,000       (5,909,000)     35,631,000
Personal property                        2,207,000        203,000          278,000              ---       2,688,000
                                        ----------     ----------       ----------       ----------      ----------
                                        37,226,000      4,040,000        5,545,000       (7,137,000)     39,674,000
Less accumulated depreciation           (6,307,000)           ---              ---        3,041,000      (3,266,000)
                                        ----------     ----------       ----------       ----------      ----------
       Total investment property        30,919,000      4,040,000        5,545,000       (4,096,000)     36,408,000

Cash                                     2,971,000     (1,028,000)      (1,380,000)       3,791,000       4,354,000
Escrow and reserves                      1,058,000         70,000          107,000         (274,000)        961,000
Account receivable                         490,000           ----             ----        3,777,000       4,267,000
Prepaid expenses and other assets          208,000         30,000           39,000           (8,000)        269,000
Deferred expenses, less
   accumulated amortization                502,000         23,000           29,000         (178,000)        376,000
                                        ----------     ----------       ----------       ----------      ----------
       Total assets                 $   36,148,000      3,135,000        4,340,000        3,012,000      46,635,000
                                        ==========     ==========       ==========       ==========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:

Liabilities:
Mortgages notes payable             $   24,848,000      3,080,000        4,250,000              ---      32,178,000
Account payable and
     accrued expenses                      673,000          1,000            7,000        1,049,000       1,730,000
Real estates taxes payable                 289,000         33,000           63,000              ---         385,000
Refundable tenant deposits                 152,000         21,000           20,000              ---         193,000
                                        ----------     ----------       ----------       ----------      ----------
       Total liabilities                25,962,000      3,135,000        4,340,000        1,049,000      34,486,000
                                        ----------     ----------       ----------       ----------      ----------
Minority interest                          137,000            ---              ---              ---         137,000
Shareholder's equity:
   Common stock                          1,289,000            ---              ---              ---       1,289,000

Additional paid in capital              17,830,000            ---              ---              ---      17,830,000
Distribution in excess of
     accumulated earnings               (9,070,000)           ---              ---        1,963,000      (7,107,000)
                                        ----------     ----------       ----------       ----------      ----------
       Total shareholders' equity       10,049,000            ---              ---        1,963,000      12,012,000
                                        ----------     ----------       ----------       ----------      ----------

                                    $   36,148,000      3,135,000        4,340,000        3,012,000      46,635,000
                                        ==========     ==========       ==========       ==========      ==========

                            MAXUS REALTY TRUST, INC.
                         NOTES TO PRO FORMA INFORMATION


1. ARBOR GATE AND WAVERLY APARTMENTS:

Arbor Gate Apartments and Waverly Apartments ("Arbor Gate" and "Waverly" respectively) are a 120-unit apartment complex located at 100 Arbor Gate Drive, Picayune, Mississippi, and a 128-unit apartment complex located at 100 Waverly Drive, Bay St. Louis, Mississippi, respectively. Arbor Gate and Waverly were purchased by Arbor Gate Acquisition, L.L.C. and Waverly Acquisition, L.L.C., two newly-formed, wholly-owned subsidiaries of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $9,400,000 on September 1, 2004, from unrelated third parties, LB 100 Arbor Gate Circle LLC, and LB 100 Waverly Drive, LLC, respectively. The purchase price includes new mortgage loans in an aggregate amount of $7,330,000, which are due and payable on September 1, 2011.

2. DEBT SERVICE:

MRTI financed the Arbor Gate and Waverly acquisitions in part with two new mortgage loans of $3,080,000 and $4,250,000, respectively, from NorthMarq
Capital, Inc. Each mortgage loan bears interest at a variable rate with a maximum rate cap of 6.25% and is due and payable on September 1, 2011. The interest rate for purposes of the proforma information averaged 3.36% for the twelve months ended December 31, 2003, and 3.24% for the six months ended June 30, 2004. The interest rate as of September 30, 2004 was 3.79%. The net cash used by the Registrant from its working capital to acquire Waverly and Arbor Gate was approximately $2,408,000. This amount includes amounts for related expenditures such as legal fees, survey and broker's fees.

3. DEPRECIATION:

Buildings and  improvements are depreciated over their estimated useful lives of
27.5 to 40 years on a straight-line basis. Personal property is depreciated over its estimated useful life ranging from 5 to 15 years using the straight-line method.

4. TAXES:

The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the Pro Forma Information.

5. MANAGEMENT FEES:

Management fees are calculated at 5% of the total revenue collected by Arbor Gate and Waverly.

6. RELATED PARTY TRANSACTIONS:

At the closing, Arbor Gate and Waverly collectively paid pay a broker's fee of $141,000, $70,500 of which was paid to an unrelated third party and $70,500 of which was paid to DLJ Enterprises, Inc. ("DLJ"). David L. Johnson, the Registrant's chief executive officer and current trustee is the principal owner and President of DLJ. Maxus Properties, Inc., an affiliate of the Registrant will provide property management services for Arbor Gate and Waverly.

7. SALE OF THE ACI BUILDING

On August 25, 2004, ACI Financing, L.L.C., a subsidiary of the Registrant ("ACI Financing"), sold the ACI Building, an office building located in Omaha, Nebraska (the "ACI Building"), for a sale price of $8,202,500, to an unrelated third party, FOR 1031 Omaha LLC, an Idaho limited liability company ("FOR 1031"). FOR 1031 is an affiliate of DBSI Housing Inc., an Idaho corporation ("DBSI"). After deducting costs of the sale and the net book value of the asset sold, the sale resulted in a net book gain of approximately $2,116,000 and provided approximately $3,791,000 in net sales proceeds. Accounting rules require the Registrant to defer approximately $1,100,000 in sales proceeds, which represents a Make Whole premium (as described below) that would presently be required if the lender accelerated the obligation at this time. The net book gain recognized has been reduced by this amount.

In connection with the sale, ACI Financing's lender, LaSalle Bank National Association, as trustee for Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-LIFE2 ("Lender"), failed or refused to approve DBSI's assumption of the existing loan secured by the ACI Building. As a result, ACI Financing and DBSI agreed as follows:

     o the parties agreed that FOR 1031 and DBSI would indemnify ACI Financing from all costs, expenses, penalties, interest, attorneys' fees, defense costs, Make Whole Premiums (as described below), principal, default interest and every other charge made by the Lender against ACI Financing resulting directly or indirectly from the transfer of the ACI Building to FOR 1031 without the consent of the Lender or otherwise complying with the terms of the Lender loan documents in connection with the transfer of the ACI Building to FOR 1031;

     o ACI Financing agreed to be responsible for and pay to the Lender the lesser of (i) $100,000 or (ii) ten percent (10%) of any Make Whole Premium successfully charged by the Lender resulting from ACI Financing's sale of the ACI Building to FOR 1031; and

     o FOR 1031 executed wrap around loan documents, including (i) a promissory note payable to ACI Financing, (ii) a deed of trust, assignment of rents and security agreement in favor of ACI Financing and (iii) an indemnity agreement, which was also executed by DBSI.

On September 3, 2004, ACI Financing and the Registrant received a letter from Principal Global Investors, LLC, as primary servicer to the Lender, pursuant to which the Lender declared the sale to be an event of default under the loan documents. The Lender further took the position that ACI Financing and the Registrant (as a limited guarantor) are now fully liable under the loan documents and the guaranty and reserved all rights afforded the Lender under the loan documents. The Lender declared that interest shall accrue on the entire principal balance at the "Default Rate" of 12.63%, which is equal to 4% per annum above the applicable interest rate. The Registrant disagrees with the Lender's claim that the Registrant's limited guarantee extends to the default rate of interest and intends to contest this claim.

ACI Financing and FOR 1031 intend to contest the right of the Lender to declare a default and charge the default rate of interest. As indicated above, FOR 1031 and DBSI are obligated to indemnify ACI Financing for any default interest that ACI Financing must pay under the loan documents with the Lender. In October 2004 the Lender charged ACI Financing with default interest of approximately $17,000 for the month ending September 30, 2004. This amount was subsequently paid to the Lender by DBSI. However, there can be no assurance that DBSI or FOR 1031 will have sufficient assets to continue to support it's indemnification obligations to ACI Financing.

ACI Financing's loan documents with the Lender also (i) includes a due on sale clause that allows the lender to declare the entire principal amount and accrued interest due immediately upon an event of default and (ii) provides that in an event of a default and acceleration of the loan, ACI Financing must pay the lender a "Make Whole Premium," which is defined to mean the greater of (i) one percent (1%) of the outstanding principal amount of the loan or (ii) a premium calculated by determining the present value of the payments to be made in accordance with the promissory note discounted at the yield on the applicable US Treasury Issue for the number of months remaining from the date of acceleration to the maturity date, which at the time of the sale was approximately 72 months.

There can be no assurance that the Lender, in addition to declaring the default rate of interest due, will not (i) declare the full amount of the loan immediately due and payable, (ii) request payment of the Make Whole Premium,
(iii) foreclose upon the property and (iv) file a lawsuit to enforce its rights.

As a result of the sale, the Registrant recorded a gain of approximately $2,116,000. Accounting rules require the Registrant to defer approximately $1,100,000 in sales proceeds. This amount represents the Make Whole Premium that would be presently be required if the lender accelerated the obligation at this time. Any proceeds received from FOR 1031 related to the indemnification requirements would be recorded when such proceeds are received. If the lender does not accelerate this obligation and it is paid pursuant its regular schedule, the amount deferred will be amortized to income over the remaining term of the obligation.

                             MAXUS REALTY TRUST INC.
    MANAGEMENT'S DISCUSSION AND ANALYSIS OF ARBOR GATE AND WAVERLY APARTMENTS

Arbor Gate Apartments and Waverly Apartments ("Arbor Gate" and "Waverly" respectively) are a 120-unit apartment complex located at 100 Arbor Gate Drive, Picayune, Mississippi, and a 128-unit apartment complex located at 100 Waverly Drive, Bay St. Louis, Mississippi, respectively. Arbor Gate and Waverly were purchased by Arbor Gate Acquisition, L.L.C. and Waverly Acquisition, L.L.C., two newly-formed, wholly-owned subsidiaries of Maxus Operating Limited Partnership, the operating limited partnership of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $9,400,000 on September 1, 2004, from unrelated third parties, LB 100 Arbor Gate Circle LLC, and LB 100 Waverly Drive, LLC, respectively. The purchase price includes new mortgage loans in an aggregate amount of $7,330,000, which are due and payable on September 1, 2011. At the closing, Arbor Gate and Waverly collectively paid a broker's fee of $141,000, $70,500 of which was paid to an unrelated third party and $70,500 of which was paid to DLJ Enterprises, Inc. ("DLJ"). David L. Johnson, the Registrant's chief executive officer and current trustee is the principal owner and President of DLJ. Maxus Properties, Inc., an affiliate of the Registrant will provide property management services for Arbor Gate and Waverly.

Revenues:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. The majority of these leases are six to twelve months in term. The business in which the Registrant is engaged is highly competitive. Arbor Gate and Waverly are subject to competition from other similar types of properties in or near Bay St. Louis and Picayune, Mississippi. Arbor Gate and Waverly competes for tenants for its apartments with numerous other real estate investment trusts, real estate limited partnerships, as well as with individuals, corporations and other entities engaged in real estate investment activities. Such competition is based on such factors as location, rent schedules and services and amenities provided. Waverly and Arbor Gate were each 88% occupied on October 1, 2004. Management does not anticipate a material change in occupancy rates or rents as a result of the change in ownership or management of Arbor Gate and Waverly. Management believes that the investment in Arbor Gate and Waverly was justified primarily due to its good occupancy rate, operating history, rental rates, price, financing at a favorable rate, and good location.

Expenses:

Management does not anticipate a material change in utility rates or maintenance expense as a result of the change in ownership or management of Arbor Gate and Waverly. Management is still evaluating the need for future capital improvements, however, at this time the amount is not anticipated to be material.

Capital Resources and Liquidity:

Management anticipates, based on historical operating results, that Arbor Gate and Waverly will generate positive cash flow on a yearly basis for the foreseeable future for the Registrant, even though operations may generate a net loss. This is due primarily to the non-cash depreciation expense recorded for the properties.

Other Factors:

After reasonable inquiry, management of the Registrant is not aware of any material factors relating to Arbor Gate and Waverly, other than discussed above, that would cause the reported financial information not to be necessarily indicative of future results.